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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 2, 1997


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1997 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1997-1)


                   Chase Commercial Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


          New York                     333-18961               13-3728743
----------------------------           ---------               ----------
(State or Other Jurisdiction          (Commission            (I.R.S Employer
      of Incorporation)                File No.)           Identification No.)



    380 Madison Avenue
    New York, New York
   ---------------------             10017-2951
   (Address of Principal             ----------
    Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (212) 622-3510

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Item 5.  Other Events

         The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-18961). Pursuant to a base prospectus, dated May 29, 1997 and a prospectus supplement, subject to completion, dated May 29, 1997, the Registrant plans to issue approximately $477,728,613 in aggregate principal amount of its Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-1 (the "Certificates") on or about June 30, 1997. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), Structural Term Sheets (as defined in the Public Securities Association, SEC No-Action Letter, available February 17, 1995 (the "PSA Letter")) and Collateral Term Sheets (as defined in the PSA Letter) by the underwriters in connection with the offering of the Certificates. A copy of such Computational Materials, Structural Term Sheets and Collateral Term Sheets is attached hereto as Exhibit 99.

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE COMMERCIAL MORTGAGE
                                              SECURITIES CORP.


                                            By: /s/ Jacqueline R. Slater
                                                -------------------------------
                                                Name:   Jacqueline R. Slater
                                                Title: President

Dated:  June 3, 1997

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    EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION                                  PAGE NO.
-----------        -----------                                  --------

    99             Computational Materials, Structural Term       5
                   Sheets and Collateral Term Sheets, each
                   as prepared by the underwriters in
                   connection with the offering of the
                   Certificates